UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

On April 17, 2007, Medical Solutions Management Inc. (the “Company”) entered into a Securities Purchase and Exchange Agreement (the “Purchase Agreement”) with Vicis Capital Master Fund (“Vicis”), a principal stockholder of the Company, and Apogee Financial Investments Inc. (“Apogee”). Pursuant to the Purchase Agreement, the Company issued (1) two 6% convertible senior secured debentures in the aggregate principal amount of $1,266,000, convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $0.30 per share, (2) two warrants to purchase an aggregate of 4,220,000 shares of Common Stock at an exercise price of $0.345 per share and (3) two warrants to purchase an aggregate of 4,220,000 shares of Common Stock at an exercise price of $0.375 per share. The debentures mature on March 30, 2009 and are secured by a lien on all the personal property and assets of the Company. The warrants are exercisable for a period of five years.

As consideration for the debentures and warrants, Vicis surrendered the promissory note in the principal amount of $450,000 issued on February 20, 2007, the promissory note in the principal amount of $200,000 issued on January 18, 2007, and the promissory note in the principal amount of $400,000 issued on December 29, 2006. As consideration for the debenture and warrants, Apogee Financial Investments Inc. surrendered a promissory and original discount note in the principal amount of $216,000 issued on November 28, 2006.

On April 17, 2007, the Company also issued to Vicis an additional warrant to purchase 4,000,001 shares of Common Stock at an exercise price of $2.00, exercisable for five years. This warrant was issued to Vicis in consideration of the promissory notes issued to Vicis on December 31, 2007 in the principal amount of $400,000 and the promissory note issued on January 18, 2007 in the principal amount of $200,000 not being paid off by their stated maturity dates. In connection with this transaction, the Company, Vicis and Apogee entered into a Subordination Agreement whereby the lien on all the personal property and assets of the Company securing the obligations of the Company under debentures is subordinated to the lien granted by the Company to Vicis to secure the obligations of the Company under a separate debenture previously issued by the Company to Vicis on June 28, 2006.

The Company relied upon Rule 506 of Regulation D of the Securities Act of 1933, as amended, for the issuance of the debentures and warrants discussed above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Securities Purchase and Exchange Agreement dated as of April 17, 2007 by and among Medical Solutions Management Inc. and the Purchasers named therein

10.2	Form of 6% Convertible Senior Secured Debentures due March 30, 2009

10.3	Form of Series CS Warrant to Purchase Shares of Common Stock (incorporated by reference to Exhibit 4.5 of Medical Solutions Management Inc.’s Form 10-KSB filed on April 17, 2007)

10.4	Subordination Agreement dated as of April 17, 2007 by and among Medical Solutions Management Inc., Vicis Capital Master Fund and Apogee Financial Investments Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Brian Lesperance
Brian Lesperance
President

EXHIBIT LIST

Exhibit	Description
10.1	Securities Purchase and Exchange Agreement dated as of April 17, 2007 by and among Medical Solutions Management Inc. and the Purchasers named therein

10.2	Form of 6% Convertible Senior Secured Debentures due March 30, 2009

10.3	Form of Series CS Warrant to Purchase Shares of Common Stock

10.4	Subordination Agreement dated as of April 17, 2007 by and among Medical Solutions Management Inc., Vicis Capital Master Fund and Apogee Financial Investments Inc.